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                                                                   Exhibit 10.8

                                 LEASE AGREEMENT


Lease, dated June 1, 1996 between UM HOLDINGS Ltd., a New Jersey corporation, having its offices at 56 Haddon Avenue, Haddonfield, New Jersey 08033 (the "Landlord") and PREMIER RESEARCH WORLDWIDE, Ltd. a Delaware corporation, having its offices at 124-34 South 15th Street, Philadelphia, PA 19102 (the "Tenant"),

                                   WITNESSETH:

                                   ARTICLE ONE

(1.)     Demise of Premises, Term and Rent

         1.1. The Landlord does hereby lease and demise to the Tenant, and the Tenant does hereby hire and take from the Landlord for the term hereinafter stated, the property known as 124-34 South 15th Street, Philadelphia, PA 19102 (the "Building"), containing approximately 34,920 square feet (rentable in accordance with BOMA), of which tenant leases the entire building ("Space") together with all fixtures, equipment, improvements, installations and appurtenances which at the commencement of or during the term of this Lease are thereto attached.

         1.2. The term of this Lease shall commence on June 1, 1996 and shall end on May 31, 2003 or on such earlier date upon which the term may expire or be terminated pursuant to any of the conditions of limitation or other provisions of this Lease or pursuant to law.

         1.3. The Space shall be used for the following, but no other, purpose, namely: executive, general and administrative and clerical offices, all of which shall not be prejudicial to the reputation of, nor reflect unfavorably upon, the Landlord as to detract from it as a location for an outstanding type of business occupancy.

         1.4. The rent reserved under this Lease for the term of this Lease shall consist of an annual fixed rent of $349,200, payable in equal monthly installments in advance on the first day of each and every calendar month of the term of this Lease for which fixed rent is reserved as aforesaid to be paid to the Landlord, at its office as set forth above, or at such other place or places as the Landlord shall designate to the Tenant, in lawful money of the United States of America.

         1.5 The tenant is obligated to pay all operating expenses of the building directly, including, but not limited to, real estate taxes, utilities, repairs, insurance, maintenance, janitorial and security. The landlord is responsible for ensuring the structural integrity of the building.


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         1.6. The Tenant shall pay the fixed rent as and when the same shall become due and payable as provided in this Lease, without demand therefor, and without any setoff or deduction whatsoever, and keep, observe and perform, and permit no violation of, each and every provision contained in this Lease on the part of the Tenant to be kept, observed and performed.


                                   ARTICLE TWO

(2.)     Occupancy

         2.1. The Tenant has examined and shall accept the premises in their existing condition and state of repair and understands that no work is to be performed by the Landlord in connection therewith except the work the Landlord is required to do by the terms of this Lease.


                                  ARTICLE THREE

(3.)     Use of Premises

         3.1. The Tenant shall not, except with the prior consent of the Landlord, use, or suffer or permit the use of, the Space or any part thereof for any purpose other than the uses permitted in Article One.

         3.2. The Tenant shall not use, or suffer or permit the use of, the Space or any part thereof in any manner or for any purpose or do, bring or keep anything, or suffer or permit anything to be done, brought or kept, therein which (i) would violate any provisions of this Lease or is unlawful or in contravention of the Certificate of Occupancy for the Space, or (ii) in the reasonable judgment of the Landlord may in any way impair or interfere with any of the Space services or the proper and economic heating, air-conditioning or other servicing of the Space, or impair the appearance of the Space; nor shall the Tenant use, or suffer or permit the use of, the Space or any part thereof in any manner, or do, or suffer or permit the doing of, anything therein or in connection with the Tenant's business or advertising which, in the reasonable judgment of the Landlord, may be prejudicial to the business of the Landlord or the reputation of the Landlord, the Space or reflect unfavorably on the Landlord, the Space or confuse or mislead the public as to any connection or relationship between the Landlord and the Tenant. The Tenant shall not place nor allow to be placed any signs of any kind whatsoever upon, in or about the Space, except of a design and structure and in or at such places as may be consented to by the Landlord in writing. Any signs permitted by the Landlord shall at all times conform with all municipal ordinances or other laws and regulations applicable thereto.

         3.3. If any governmental license or permit shall be required for the proper and lawful conduct of any business or other activity carried on in the Space, and, if the failure to secure such license or permit would, in any way, affect the Landlord, the Tenant shall promptly procure and thereafter maintain such license or permit, submit the same for inspection by the Landlord, and comply with the terms and conditions thereof.


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                                  ARTICLE FOUR

(4.)     Fixtures

         4.1. All fixtures, equipment, improvements and installations ("Fixtures") attached to, or built into, the Space at the commencement of or during the term of this Lease, whether or not installed at the expense of the Tenant or by the Tenant, shall be and remain part of the Space and be deemed the property of the Landlord and shall not be removed by the Tenant except as otherwise expressly provided in this Lease. All electric, plumbing, heating, sprinkling, elevator, fixtures and outlets, venetian blinds, partitions, railings, gates, doors, vaults, stairs, paneling (including display cases and cupboards recessed in paneling), molding, shelving, radiator enclosures, floors, and ventilating, silencing, air conditioning and cooling equipment shall be deemed to be included in Fixtures, whether or not attached to or built into the Space. Notwithstanding the foregoing, the Tenant upon the termination of the Lease (i) shall close up any slab penetration in the Space, (ii) may, at the Tenant's option, remove from the Space all Fixtures furnished and installed in any part of the Space (whether or not attached thereto or built therein) at the sole expense of the Tenant (with respect to which no credit or allowance shall have been granted to the Tenant by the Landlord) provided that such removal is accomplished without material damage to the building and (iii) shall at Landlord's request remove from the Space any medical or other equipment (including plumbing fixtures), not commonly found in executive, administrative or clerical offices, sales, vault areas, lead-line rooms, conveyors, pneumatic tubes, mechanical and electrical rooms and telephone switchrooms and the equipment therein; provided that the Tenant shall not be required to remove Fixtures furnished and installed in replacement of any item for which Tenant neither paid nor received a credit or allowance. All such closing and removal shall be performed not later than the expiration or termination of the Lease and shall be performed subject to the provisions of this Lease, including without limitation, Section 5.1 (e). The Tenant shall repair any damage to the Space arising from such closing and removal described in the preceding sentence. The cost of repairing any damage to the Space arising from such closing and removal described in the preceding sentences shall be paid by the Tenant upon demand. If any Fixture which as aforesaid may or is required to be removed by the Tenant is not so removed within the time above specified therefor, then the Landlord may at its election deem that the same has been abandoned by the Tenant to the Landlord, but no such election shall relieve the Tenant of its obligation to pay the cost and expense of removing the same or the cost of repairing damage arising from such removal. Notwithstanding the foregoing, the Landlord may, by notice to the Tenant, prohibit the closing of any slab penetration not theretofore closed and the removal of any or all items the Tenant is required to remove pursuant to this Section 4.1 but has not theretofore removed.


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                                  ARTICLE FIVE

(5.)     Various Covenants

         5.1.     The Tenant shall:

                  (a) take good care of the Space and keep it clean, and pay the cost of making good any injury, damage or breakage done by the Tenant, other than reasonable wear and tear, injury, damage or breakage which is covered by insurance maintained by the Landlord;

                  (b) permit the Landlord and any party designated by the Landlord, and their respective representatives, to enter the Space with reasonable prior notice to the Tenant at such hours as shall not unreasonably interfere with the Tenant's business for the purpose of inspection, and permit them or any of their agents or contractors to enter at any time without notice in case of emergency and otherwise at any time with reasonable notice for the purpose of complying with any requirement or exercising any right reserved to the Landlord under Article Seven or elsewhere by this Lease;

                  (c) make no alteration, change, addition, improvement, repair or replacement (an "Alteration") in, to, or about, the Space, and do no work in such connection, without in each case the prior consent of the Landlord, and then only by workmen and contractors of the Landlord or by workmen and contractors of the Tenant acceptable to the Landlord, and in a manner and upon terms and conditions and at times, approved by the Landlord, and make no contract for nor employ any labor in connection with the maintenance, or other servicing of the Space without like consent, which consents and approvals, to the extent granting same shall not impose any additional burden on Landlord, shall not be unreasonably withheld, notwithstanding anything in this Lease to the contrary;

                  (d) not violate, or permit the violation of, any condition imposed by the standard fire insurance policy issued for office buildings in the City of Philadelphia, Pennsylvania, and not suffer or permit anything to be done, or keep, suffer or permit anything to be kept, in the Space, which would increase the fire or other casualty insurance rate on the Space, or which would result in insurance companies of good standing refusing to insure the Space in amounts and against risks as reasonably determined by the Landlord, the Landlord hereby acknowledging that the use permitted by Section 1.3 of this Lease does not violate the Landlord's fire insurance policy currently in effect for the Space;

                  (e) at the expiration or any earlier termination of this Lease, terminate its occupancy of, and quit and surrender to the Landlord, the Space broom-clean and in as good condition as it was at the commencement of such term, except for (1) ordinary wear and tear, and (2) loss or damage by fire or other casualty which shall not have been occasioned by the fault of the Tenant or Tenant's invitees;

                  (f) indemnify, and save harmless, the Landlord, and its agents and partners and its and their respective contractors, licensees, invitees, servants, officers, directors, agents and employees, any mortgagee under any underlying mortgage from and against all liability (statutory or otherwise), claims, suits, demands, damages, judgments, costs, interest and expenses (including reasonable counsel fees and disbursements incurred in the defense thereof) to which any Indemnitee may be subject or suffer, whether by reason of, or by reason of any claim for, any injury to, or death of, any person or persons or damage to property (including any loss of use thereof) or otherwise, occasioned wholly or in part by or resulting from any acts or omissions by the Tenant or the Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors, or for any cause or reason whatsoever arising out of or by reason of the occupancy of the Tenant or the conduct of the Tenant's business;

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                  (g) maintain, at all times during the term of this Lease and during any other times the Tenant is granted access to the Space, a policy or policies of commercial general liability insurance (including, without limitation, insurance of the Tenant's contractual liability under this Lease) with the premiums fully paid on or before the due date, issued by a reputable insurance company licensed to do business in the Commonwealth of Pennsylvania, having a minimum rating A- by A.M. Best & Company or such other financial rating as the Landlord may at any time consider appropriate, and reasonably acceptable to the Landlord. Such insurance shall afford minimum limits as the Landlord may reasonably designate from time to time, but in no event less than $1,000,000 per occurrence with a $5,000,000 aggregate in respect of injury or death to any number of persons and not less than $1,000,000 for damage to or loss of use of property in any one occurrence. Each policy shall provide that it cannot be canceled except upon 60 days' prior written notice to the Landlord and shall name the Indemnitees and such other designees as the Landlord may from time to time designate as additional insureds thereunder. The Tenant shall furnish original certificates of such insurance to the Landlord prior to the term commencement date and thereafter not less than 3 days prior to the expiration of each such policy and any renewals or replacements thereof.


                                   ARTICLE SIX

(6.)     Assignment, Mortgaging, Subletting, Subordination, etc.

         6.1. Except as may be otherwise permitted in this Article, the Tenant covenants, for the Tenant and its successors, assigns and legal representatives, that neither this Lease nor the term and estate hereby granted, nor any part hereof or thereof, will be assigned, mortgaged, pledged, encumbered or otherwise transferred, and that neither the Space, nor any part thereof, will be encumbered in any manner by reason of any act or omission on the part of the Tenant, or will be used or occupied, or permitted to be used or occupied, or utilized for desk space, for mailing privileges or as a concession, by anyone other than the Tenant, or will be sublet, or offered or advertised for subletting, without the Landlord's expressed written consent, which consent can be withheld or delayed by Landlord for any reason or for no reason at all.

         6.2. If the Tenant desires the Landlord's consent to the subletting of all or a portion of the Space for any part of the term of this Lease with respect thereto, the Tenant shall notify the Landlord of the name of the proposed sublessee, such information as to the proposed sublessee's business, financial responsibility and standing as the Landlord may require, and of the terms and conditions of the proposed subletting.

         6.3 Landlord shall be entitled to fifty (50) percent of the Net Proceeds of rent monies paid to Tenant by approved sublessee. For the purpose of this Section 6.3 Net Proceeds is defined as Gross rental per square foot less any brokers' commission, less the base rent paid to Landlord pursuant to Section
1.4 above. Such proceeds will be paid quarterly to Landlord and are subject to an audit by Landlord's then present accounting firm.



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         6.4 This Lease and Tenant's interest herein is subject and subordinate to all mortgages and underlying ground leases which may now or hereafter affect the Space and to all renewals, modifications, amendments, consolidations, replacements and extensions of any of the foregoing, provided Landlord secures from the holder thereof an agreement, in form reasonably satisfactory to such holder, providing that (i) so long as Tenant is not in default hereunder and continues to observe all of the terms, covenants and conditions applicable to Tenant, and (ii) provided Tenant shall attorn to such holder, it shall not disturb the continued occupancy of Tenant under the terms hereof. Tenant, upon the request of the holder of any such mortgage, shall execute and deliver to the party requesting it an instrument in writing to the foregoing effect under which Tenant agrees to attorn to such holder or to a purchaser of the mortgaged premises in foreclosure. This clause shall be self-operative and no further instrument of subordination shall be required. However, in confirmation of such subordination, Tenant shall execute promptly any certificate consistent with the foregoing terms that Landlord may reasonably request. The holder of any such mortgage, now or hereafter having priority over this Lease, may subordinate same to this Lease by notice to Tenant and without Tenant's consent and upon such subordination, such holder shall have the same rights with respect to this Lease as though this Lease had been executed and delivered prior to execution and delivery of the mortgage and had been assigned by Landlord to such holder.


                                  ARTICLE SEVEN

(7.)     Changes or alterations by Landlord

         7.1. The Landlord reserves the right to make such changes, alterations, additions, improvements, repairs or replacements in or to the Space and the fixtures and equipment thereof, as well as in or to the street entrances, halls, passages, elevators, and stairways and other parts of the Space, and to erect, maintain and use pipes, ducts and conduits in and throughout the Space, as it may reasonably deem necessary or desirable; provided, that the exercise of such rights shall not result in an unreasonable obstruction of the means of access to the Space or unreasonable interference with the use of the Space. Nothing in this Section or in Article Five shall be deemed to relieve the Tenant of any duty, obligation or liability to make any repair, replacement or improvement or comply with any Requirement.


                                  ARTICLE EIGHT

(8.)     Damage by Fire, etc.

         8.1. In case of fire or other casualty, the Tenant shall give immediate notice to the Landlord. If the premises shall be partially damaged by fire, the elements or other casualty, the Landlord shall repair the same as speedily as practicable, but the Tenant's obligation to pay the rent hereunder shall not cease. If, in the opinion of the Landlord, the premises be so extensively and substantially damaged as to render them untenantable, then the rent shall cease until such time as the premises shall be made tenantable by the Landlord. However, if in the opinion of the Landlord, the premises be totally destroyed or



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so extensively and substantially damaged as to require practically a rebuilding thereof, then the rent shall be paid up to the time of such destruction and then and from thenceforth this lease shall come to an end. In no event, however, shall the provisions of this clause become effective or be applicable, if the fire or other casualty and damage shall be the result of the carelessness, negligence or improper conduct of the Tenant or the Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors. In such case, the Tenant's liability for the payment of the rent and the performance of all the covenants, conditions and terms hereof on the Tenant's part to be performed shall continue and the Tenant shall be liable to the Landlord for the damage and loss suffered by the Landlord. If the Tenant shall have been insured against any of the risks herein covered, then the proceeds of such insurance shall be paid over to the Landlord to the extent of the Landlord's costs and expenses to make the repairs hereunder, and such insurance carriers shall have no recourse against the Landlord for reimbursement.

         8.2 If the land and premises leased herein, or of which the leased premises are a part, or any portion thereof, shall be taken under eminent domain or condemnation proceedings, or if suit or other action shall be instituted for the taking or condemnation thereof, or if in lieu of any formal condemnation proceedings, the Landlord shall grant an option to purchase and/or shall sell and convey the said premises or any portion thereof, to the governmental or other public authority, agency, body or public utility, seeking to take said land and premises or any portion thereof, then this lease, at the option of the Landlord, shall terminate, and the term hereof shall end as of such date as the Landlord shall fix by notice in writing; and the Tenant shall have no claim or right to claim or be entitled to any portion of any amount for such option, sale or conveyance in lieu of formal condemnation proceedings; and all rights of the Tenant to damages, if any, are hereby assigned to the Landlord. The Tenant agrees to execute and deliver any instruments, at the expense of the Landlord, as may be deemed necessary or required to expedite any condemnation proceedings or to effectuate a proper transfer of title to such governmental or other public authority, agency, body or public utility seeking to take or acquire the said lands and premises or any portion thereof. The Tenant covenants and agrees to vacate the said premises, remove all the Tenant's personal property therefrom and deliver up peaceable possession thereof to the Landlord or to such other party designated by the Landlord in the aforementioned notice. Failure by the Tenant to comply with any provisions in this clause shall subject the Tenant to such costs, expenses, damages and losses as the Landlord may incur by reason of the Tenant's breach hereof.


                                  ARTICLE NINE

(9.)     Subsidiaries

         9.1. Any subsidiaries of Tenant now existing or created in the future will be party to this agreement as co-tenants. At the Landlord's request, the Tenant will cause such subsidiaries to execute documentation provided by Landlord to evidence this co-tenancy.




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                                   ARTICLE TEN

(10.)    Notices

         10.1. Any notice, consent, approval, request, communication, bill, demand or statement (collectively, "Notices") under this Lease by either party to the other party shall be in writing and shall be deemed to have been duly given when delivered personally or by overnight mail service to such other party and a receipt has been obtained or on the third day after being mailed in a postpaid envelope (registered or certified, return receipt requested) addressed to such other party, which address for the Landlord shall be as above set forth and for the Tenant shall be the Space, or if the address of such other party for notices shall have been duly changed as hereinafter provided, if so mailed to such other party at such changed address. Either party may at any time change the address for Notices by a Notice stating the change and setting forth the changed address. If the term "Tenant" as used in this Lease refers to more than one person, any notice to any one of such persons shall be deemed to have been duly given to the Tenant.


                                 ARTICLE ELEVEN

(11.)    Conditions of Limitation

         11.1. This Lease and the term and estate hereby granted are subject to the limitation that:

                  (a) if the Tenant shall default in the payment of any Rent and any such default shall continue for five (5) days after notice;

                  (b) if the Tenant shall default in observing any provision of Article Three and such default shall continue and shall not be remedied by the Tenant within three (3) days after notice;

                  (c) if the Tenant shall default in observing any provision of this Lease (other than a default of the character referred to in subsection (a) or (b) of this Section), and if such default shall continue and shall not be remedied by the Tenant within thirty (30) days after notice or, if such default cannot for causes beyond the Tenant's control, with due diligence be cured within said period of thirty (30) days, if the Tenant (i) shall not, promptly upon the giving of such notice, give the Landlord notice of the Tenant's intention to duly institute all steps necessary to remedy such default, (ii) shall not duly institute and thereafter diligently prosecute to completion all steps necessary to remedy the same, or (iii) shall not remedy the same within a reasonable time after the date of the giving of said notice by the Landlord, which period shall in no event exceed ninety (90) days;

                  (d) if any event shall occur or any contingency shall arise whereby this Lease or the estate hereby granted or the unexpired balance of the full term of this Lease would, by operation of law or otherwise, devolve upon or pass to any person, firm or corporation other than the Tenant (except as permitted under Article Six);

                  (e) when and to the extent permitted by law, if a petition in bankruptcy shall be filed by or against the Tenant, or if the Tenant shall make a general assignment for the benefit of its creditors, or the Tenant shall


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receive the benefit of any insolvency or reorganization act, or if a receiver or trustee is appointed for any portion of the Tenant's property and such appointment is not vacated within sixty (60) days, or if an execution or attachment shall be issued under which the Space shall be taken or occupied by anyone other than the Tenant; then in any of said cases the Landlord may give to the Tenant a notice of intention to end the term of this Lease, and, if such notice is given, this Lease and the term and estate hereby granted (whether or not the term shall theretofore have commenced) shall terminate upon the expiration of three (3) days from the date of the notice is deemed given with the same effect as if the last of said three (3) days were the date originally specified as the expiration of the full term of this Lease, but the Tenant shall remain liable for damages as provided in this Lease or pursuant to law. If this Lease shall have been assigned, the term "Tenant", as used in subsections (a) to
(e), inclusive, of this Section 11.1 shall be deemed to include the assignee and the assignor or either of them under any such assignment unless the Landlord shall, in connection with such assignment, release the assignor from any further liability under this Lease, in which event the term "Tenant", as used in said subsections, shall not include the assignor so released.


                                 ARTICLE TWELVE

(12.)    Re-entry by Landlord

         12.1. If this Lease shall terminate under Article Eleven, or if the Tenant shall default in the payment of any Rent on any date upon which the same becomes due, and if such default shall continue for five (5) days after the Landlord shall have given to the Tenant a notice specifying such default, the Landlord or the Landlord's agents and servants may immediately or at any time thereafter re-enter the Space, either by summary disposes proceedings or by any suitable action or proceeding at law or by force (if permitted by law) or otherwise, without being liable to indictment, prosecution or damages therefor, and may repossess the same, and may remove any persons therefrom, to the end that the Landlord may have, hold and enjoy Building again as and of its first estate and interest therein. The words "re-enter", "re-entry", and "re-entering" as used in this Lease are not restricted to their technical legal meanings.

         12.2. If this Lease shall terminate under the provisions of Article Eleven or if the Landlord undertakes any summary dispossess or other proceeding or action or other measure for the enforcement of its right of re-entry (any such termination of this Lease or undertaking by the Landlord being a "Default Termination"), the Tenant shall thereupon pay to the Landlord the Rent up to the time of such Default Termination, and shall likewise pay to the Landlord all such damages which, by reason of such Default Termination, shall be payable by the Tenant as provided in this Lease or pursuant to law. Also in the event of a Default Termination the Landlord shall be entitled to retain all moneys, if any, paid by the Tenant to the Landlord whether as advance rent or security for rent, but such moneys shall be credited by the Landlord against any Rent due from the Tenant at the time of such Default Termination or, at the Landlord's option, against any damages payable by the Tenant as provided in this Lease or pursuant to law.



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         12.3. In the event of a breach or threatened breach on the part of the
Tenant of any of its obligations under this Lease, the Landlord shall also have the right of injunction. The specified remedies to which the Landlord may resort under this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which the Landlord may lawfully be entitled at any time, and the Landlord may invoke any remedy allowed by law or in equity as if specific remedies were not provided for in this Lease.


                                ARTICLE THIRTEEN

(13.)    Damages

         13.1 If there is a Default Termination of this Lease, the Tenant will pay to the Landlord as damages sums equal to the aggregate of the fixed rent and the additional rent, if any, which would have been payable by the Tenant had this Lease not terminated by such Default Termination, payable upon the due dates therefor specified in this Lease following such Default Termination and until the date originally specified as the expiration of this Lease. In the event that the Landlord shall have relet the premises and receive rents therefor, it shall apply such rents first to the payment of such expenses, reasonable attorney's fees and costs as may have been incurred in the re-entering and repossessing the premises and in making such repairs and alterations as may be necessary; and second to the payment of the rents due hereunder.

         13.2 Nothing in this Lease shall be construed as limiting or precluding the recovery by the Landlord against the Tenant of any sums or damages to which, in addition to the damages specified above, the Landlord may lawfully be entitled by reason of any default under this Lease on the part of the Tenant.


                                ARTICLE FOURTEEN

(14.)    Tenant's Removal

         14.1 Any personal property which shall remain in the Space after the expiration or termination of the term of this Lease with respect to such part shall be deemed to have been abandoned, and either may be retained by the Landlord as its property or may be disposed of in such manner as the Landlord may see fit at the Tenant's cost; provided, that the Tenant will, upon request of the Landlord, remove from the Space any such personal property by the later of the expiration or termination of this Lease or thirty (30) days after the Landlord's request.

                                 ARTICLE FIFTEEN


(15.)    Lease Contains All Agreements-No Waivers

         15.1 This Lease contains all of the understandings relating to the leasing of the Space and the Landlord's obligations in connection therewith and neither the Landlord nor any agent or representative of the Landlord has made or is making, and the Tenant in executing and delivering this Lease is not relying upon, any warranties, representations, promises or statements whatsoever, except to the extent expressly set forth in this Lease. All understandings and agreements, if any, heretofore had between the parties are merged in this Lease, which alone fully and completely expresses the agreement of the parties.

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         15.2 The failure of either the Landlord or the Tenant to insist in any instance upon the strict keeping, observance or performance of any provision of this Lease or to exercise any election in this Lease shall not be construed as a waiver or relinquishment for the future of such provision, but the same shall continue and remain in full force and effect. No waiver or modification by either the Landlord or the Tenant of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by the Landlord or the Tenant, as the case may be. No surrender of possession of the Space or of any part thereof or of any remainder of the term of this Lease shall release the Tenant from any of its obligations under this Lease unless accepted by the Landlord in writing. The receipt and retention by the Landlord of Rent from anyone other than the Tenant shall not be deemed a waiver of the breach by the Tenant of any provision in this Lease, or the acceptance of such other person as a tenant, or a release of the Tenant from its further observance of the provisions of this Lease. The receipt and retention by the Landlord of Rent with knowledge of the breach of any provision of this Lease shall not be deemed a waiver of such breach.

         15.3 The Tenant agrees to permit the Landlord and Landlord's agents, employees or other representatives to show the premises to persons wishing to rent or purchase the same, and Tenant agrees that on and after 180 days next preceding the expiration of the term hereof, the Landlord or its agents, employees or other representatives shall have the right to place notices on the front of said premises or any part thereof, offering the premises for rent or for sale.

         15.4 If the Tenant shall fail or refuse to comply with and perform any conditions and covenants of this lease, the Landlord may, in its discretion, carry out and perform such conditions and covenants, at the cost and expense of the Tenant, which shall be payable on demand. This remedy shall be in addition to such other remedies as the Landlord may have hereunder by reason of the breach by the Tenant of such covenants and conditions.

         15.5 The Tenant waives all rights of recovery against the Landlord or Landlord's agents, employees or other representatives for any loss, damages or injury of any nature whatsoever to property or persons for which the Tenant is insured. The Tenant shall obtain from Tenant's insurance carriers and will deliver to the Landlord waivers of the subrogation rights under the respective policies.

The parties due hereby agree to all of the terms and provisions of this Agreement which shall be governed under the laws of the State of Delaware.




-------------------------------              ---------------------------------
Premier Research Worldwide, Ltd. (Tenant)    UM Holdings Ltd. (Landlord)



-------------------------------              ---------------------------------
            Date                                            Date

                        PREMIER RESEARCH WORLDWIDE, LTD
                            124-34 South 15th Street
                             Philadelphia, PA 19102





                                                         November 18, 1996


Joan Carter, President
UM HOLDINGS, LTD.
52 Haddon Avenue
Haddonfield, NJ 08033



Re: Lease dated June 1, 1996 between UM HOLDINGS, LTD. and PREMIER
    RESEARCH WORLDWIDE, LTD. (the "Lease")



Dear Ms. Carter:


         Premier Research Worldwide, Ltd. ("Premier") requests that Paragraph
1.3 of the Lease be amended to specifically allow its use of the property known as 123-34 South 15th Street, Philadelphia, PA (the "Building") for the provision of medical and clinical research purposes.


                                           PREMIER RESEARCH WORLDWIDE, LTD

                                           By:  /s/  Fred M. Powell
                                              ---------------------------------
                                              Authorized Signatory





         UM Holdings Ltd. agrees to amend Paragraph 1.3 of the Lease to specifically allow Premier's use of the Building as described above.


                                           UM HOLDINGS, LTD


                                           By:  /s/ Arthur W. Hicks, Jr
                                              ---------------------------------
                                               Authorized Signatory